Note 12 - Debt	12 Months Ended
Jan. 31, 2019
Notes to Financial Statements
Debt Disclosure [Text Block]
Note
12
- Debt

On
January 25, 2019,
we amended and increased our existing
$150.0
million senior secured revolving credit facility. The newly amended and increased facility is now a
$350.0
million revolving operating credit facility to be available for general corporate purposes, including the financing of ongoing working capital needs and acquisitions. With the approval of the lenders, the credit facility can be expanded to a total of
$500.0
million. The credit facility has a
five
-year maturity with
no
fixed repayment dates prior to the end of the
five
-year term ending
January 2024.
Borrowings under the credit facility are secured by a
first
charge over substantially all of Descartes’ assets. Depending on the type of advance, interest rates under the revolving operating portion of the credit facility are based on the Canada or US prime rate, Bankers’ Acceptance (BA) or London Interbank Offered Rate (LIBOR) plus an additional
0
to
250
basis points based on the ratio of net debt to adjusted earnings before interest, taxes, depreciation and amortization, as defined in the credit agreement. A standby fee of between
20
to
40
basis points will be charged on all undrawn amounts. The credit facility contains certain customary representations, warranties and guarantees, and covenants.

Long-term debt is comprised of the following:

	January 31, 2019	January 31, 2018
Credit facility	25,464	37,000

Available for use	324,536	113,000

As at
January 31, 2019,
the outstanding balance of
$25.5
million was required to be repaid prior to
February 2024.
We were in compliance with the covenants of the credit facility as of
January 31, 2019.

As at
January 31, 2019,
we had outstanding letters of credit of approximately
$0.2
million (
$0.3
million as at
January 31, 2018),
which were
not
related to our credit facility.